UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of

                       The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)        July 24, 2003




                             Ultratech Stepper, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                     0-22248                  94-3169580
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)


                  3050 Zanker Road, San Jose, California 95134
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (408) 321-8835


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 7.                Exhibits


Exhibit   Description

99.1      Press release announcing Ultratech's Second Quarter 2003
          Results


Item 9. Pursuit to Item 12, Regulation FD Disclosure

On July 24, 2003 Ultratech Stepper Inc. released its second quarter 2003 financial results. The full text of this message is included as Exhibit 99.1 hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


       ULTRATECH STEPPER, INC.
             (Registrant)



Date:    July 24, 2003     By: /s/BRUCE R. WRIGHT
                              ------------------------------------------------
                              Bruce R. Wright
                              Senior Vice President, Finance and Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX


Exhibit         Description

  99.1          Ultratech Announces Second Quarter 2003 Results